Exhibit 99.1
Informatica Announces CFO Transition

Names Michael McLaughlin as Chief Financial Officer; Current CFO Eric Brown to Step Down

Reaffirms Fourth Quarter and Full-Year 2022 Financial Outlook

Schedules Fourth Quarter and Full-Year 2022 Earnings Conference Call for February 8, 2023

REDWOOD CITY, Calif., – Jan. 10, 2023 – Informatica® (NYSE: INFA), an enterprise cloud data management leader, today announced the appointment of Michael McLaughlin, a seasoned finance leader and most recently Chief Financial Officer of FICO, as Informatica’s Executive Vice President and Chief Financial Officer effective January 16, 2023. McLaughlin succeeds Eric Brown, who has notified the Informatica Board of Directors of his intention to step down to pursue other opportunities. Brown’s departure follows more than four years as Informatica’s Chief Financial Officer. Brown will remain a consultant to the company through March 31, 2023, to support a seamless transition.

“On behalf of Informatica, I would like to thank Eric for his leadership and stewardship over the past four years,” said Amit Walia, Chief Executive Officer of Informatica. “He played an instrumental role in driving our successful public listing, our transition to a SaaS operating model, and setting the foundation for our leadership in cloud. We wish him well in all future endeavors.”

“It’s been a privilege to have played a key part in the evolution of Informatica. I am excited about the strong financial position that I leave Informatica in and have tremendous confidence in the team, its long-term strategy, and its future growth opportunities,” said Brown.

McLaughlin joins Informatica from FICO, where he has served as Executive Vice President and Chief Financial Officer since August 2019. At FICO, McLaughlin led the global finance team responsible for FICO’s Software and Scores business segments. Prior to FICO, McLaughlin spent 26 years in investment banking, advising leading technology, financial services and real estate companies on a wide range of strategic and financial topics, most recently serving as Managing Director and Head of Technology Corporate Finance at Morgan Stanley. He holds a B.A. from Stanford University and a Masters of Public and Private Management from the Yale School of Management.

Walia continued, "We're thrilled to welcome Michael to the Informatica team. He is a well-rounded and deeply experienced leader with extensive financial experience, and I’m confident that his expertise will help us deliver value for our customers, as we help them tackle their greatest cloud data management challenges, and our shareholders.”

"I am honored to step into this role and to support Informatica’s continued transformation to a cloud-only company,” said McLaughlin. “The company has significant momentum and I look forward to working together with my talented new colleagues to capitalize on the remarkable growth opportunities ahead."

Fourth Quarter and Full-Year 2022 Financial Outlook and Conference Call

Informatica also today reaffirmed its guidance for the fourth quarter and full-year 2022, which was previously provided on October 26, 2022.

Fourth Quarter 2022 ending December 31, 2022:

•GAAP Total Revenues are expected to be in the range of $398 million to $408 million.
•Subscription ARR is expected to be in the range of $980 million to $990 million.
•Cloud ARR is expected to be in the range of $425 million to $431 million.
•Non-GAAP Operating Income is expected to be in the range of $93 million to $103 million.

Full-Year 2022 ending December 31, 2022:
•GAAP Total Revenues are expected to be in the range of $1,505 million to $1,515 million.
•Total ARR is expected to be in the range of $1,505 million to $1,521 million.
•Subscription ARR is expected to be in the range of $980 million to $990 million.
•Cloud ARR is expected to be in the range of $425 million to $431 million.
•Non-GAAP Operating Income is expected to be in the range of $330 million to $340 million.
•Unlevered Free Cash Flow (after-tax) is expected to be in the range of $290 million to $310 million.

Informatica will report financial results for the fourth quarter and full-year 2022 following the close of the U.S. markets on Wednesday, February 8, 2023. Informatica will hold a conference call on the same day at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results. The conference call can be accessed by dialing (844) 200-6205 from the United States or (929) 526-1599 internationally with access code 830565. A live webcast and replay of the conference call can be accessed from the investor relations page of Informatica's company website at https://investors.informatica.com.

About Informatica

Informatica (NYSE: INFA), an Enterprise Cloud Data Management leader, empowers businesses to realize the transformative power of data. We have pioneered a new category of software, the Informatica Intelligent Data Management Cloud™(IDMC), powered by AI and a cloud-first, cloud-native, end-to-end data management platform that connects, manages, and unifies data across any multi-cloud, hybrid system, empowering enterprises to modernize and advance their data strategies. Over 5,000 customers in more than 100 countries and 85 of the Fortune 100 rely on Informatica to drive data-led digital transformation. Learn more at informatica.com.

Contacts:

Investor Relations:
Victoria Hyde-Dunn
vhydedunn@informatica.com

Media Relations:
prteam@informatica.com

Paul Kranhold / John Christiansen / Chloe Clifford
FGS Global
Informatica@fgsglobal.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, expectations of future operating results or financial performance, including expectations regarding achieving profitability and our GAAP and non-GAAP guidance for the fourth quarter and full-year 2022, the timing and effect of fluctuations in foreign currency exchange rates, the effect of macroeconomic conditions, management’s plans, priorities, initiatives, and strategies, the CFO transition, and management's estimates and expectations regarding growth of our business, market, and partnerships. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and are based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond our control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to, those related to our business and financial performance, the effects of adverse global macroeconomic conditions and geopolitical uncertainty, the timing and effect of fluctuations in foreign currency exchange rates, the effects of COVID-19 or other public health crises on our business, results of operations, and financial condition, our ability to attract and retain customers, our ability to develop new products and services and enhance existing products and services, our ability to respond rapidly to emerging technology trends, our ability to execute on our business strategy, including our strategy related to the Informatica IDMC platform and key partnerships, our ability to increase and predict customer consumption of our platform, our ability to compete effectively, and our ability to manage growth.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (SEC) on March 24, 2022 for the fiscal year ended December 31, 2021, and other filings and reports we make with the SEC from time to time, including our Quarterly Report on Form 10-Q that was filed with the SEC on November 10, 2022 for the third quarter ended September 30, 2022. All forward-looking statements contained herein are based on information available to us as of the date hereof and we do not assume any obligation to update these statements as a result of new information or future events.

Non-GAAP Financial Measures and Key Business Metrics
We review several operating and financial metrics, including the following unaudited non-GAAP financial measures and key business metrics to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions:

Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. generally accepted accounting principles (GAAP), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance. However, non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non- GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors should consider these non-GAAP financial measures in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not rely on any single financial measure to evaluate our business.

Non-GAAP Operating Income and Non-GAAP Net Income exclude the effect of stock-based compensation expense-related charges, amortization of acquired intangibles, equity compensation-related payments, expenses associated with acquisitions, strategic investments and sponsor-related costs, and are adjusted for income tax effects. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

Adjusted EBITDA represents GAAP net income (loss) as adjusted for income tax benefit (expense), interest income, interest expense, loss on debt refinancing, other income (expense), stock-based compensation, amortization of intangibles, equity compensation-related payments, one time fees related to acquisitions, costs related to discrete payments for legal settlements, restructuring costs and executive severance, one-time impairment on restructured facilities, sponsor-related costs, and depreciation. Equity compensation-related payments are related to the repurchase of employee stock options. We believe adjusted EBITDA is an important metric for understanding our business to assess our relative profitability adjusted for balance sheet debt levels.

Unlevered Free Cash Flow (after-tax) represents operating cash flow less purchases of property and equipment and is adjusted for interest payments, equity compensation-related payments, sponsor management fees, legal settlements, restructuring costs (including payments for impaired leases), and executive severance. We believe this measure provides useful supplemental information to investors because it is an indicator of the strength and performance of our core business operations.

Key Business Metrics

Total Annual Recurring Revenue (ARR) represents the expected annual billing amounts from all active maintenance and subscription agreements. ARR is calculated based on the contract Monthly Recurring Revenue (MRR) multiplied by 12. MRR is calculated based on the accounting adjusted total contract value divided by the number of months of the agreement based on the start and end dates of each contracted line item. The aggregate ARR calculated at the end of each reported period represents the value of all contracts that are active as of the end of the period, including those contracts that have expired but are still under negotiation for renewal. We typically allow for a grace period of up to 6 months past the original contract expiration quarter during which we engage in the renewal process before we report the contract as lost/inactive. This grace-period ARR amount has been less than 2% of the reported ARR in each period presented. If there is an actual cancellation of an ARR contract, we remove that ARR value at that time. We believe ARR is an important metric for understanding our business since it tracks the annualized cash value collected over a 12-month period for all our recurring contracts, irrespective of whether it is a maintenance contract on a perpetual license, a ratable cloud contract, or an on-premise term-based subscription license.

Maintenance Annual Recurring Revenue represents the portion of ARR only attributable to our maintenance contracts. We believe that Maintenance ARR is a helpful metric for understanding our business since it represents the approximate annualized cash value collected over a 12-month period for all our maintenance contracts. Maintenance ARR includes maintenance contracts supporting our on-premise perpetual licenses. Maintenance ARR should be viewed independently of maintenance revenue and deferred revenue related to our maintenance contracts and is not intended to be combined with or to replace either of those items.

Subscription Annual Recurring Revenue represents the portion of ARR only attributable to our subscription contracts. We believe that Subscription ARR is a helpful metric for understanding our business since it represents the approximate annualized cash value collected over a 12-month period for all our recurring subscription contracts. Subscription ARR excludes maintenance contracts on our perpetual licenses to provide information regarding the period-to-period performance and overall size and scale of our subscription business as we continue to focus our efforts on subscription-based licensing. Subscription ARR should be viewed independently of subscription revenue and deferred revenue related to our subscription contracts and is not intended to be combined with or to replace either of those items.

Cloud Annual Recurring Revenue represents the portion of ARR that is attributable to our hosted cloud contracts. We believe that Cloud ARR is a helpful metric for understanding our business since it represents the approximate annualized cash value collected over a 12-month period for all our recurring Cloud contracts. Cloud ARR is a subset of our overall Subscription ARR, and by providing this breakdown of Cloud ARR, it provides visibility on the size and growth rate of our Cloud ARR within our overall Subscription ARR. Cloud ARR should be viewed independently of subscription revenue and deferred revenue related to our subscription contracts and is not intended to be combined with or to replace either of those items.